PROACTIVE
                             ASSET ALLOCATION FUNDS



                                [LOGO] Sailboat



                                       THE
                            OPTI-FLEX(R) DYNAMIC FUnd

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 1999




                 This report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

Dear Fellow OPTI-FLEX(R) DYNAMIC FUND Shareholder:

Although the performance of our Fund is still significantly behind our benchmark, the Dow Jones World Stock Index since the inception of our Fund (8.4% Average Annual Total Return vs. 15% AATR), we are pleased that the gap is being significantly reduced. For the last twelve months, relative performance was 12.9% vs. 14.4%. For the first half of 1999 it was 7.3% vs. 8.5%. We are pleased that for the second quarter of 1999, and so far in the third quarter, the performance of our Fund is exceeding the performance of the Dow Jones World Stock Index.

We are also pleased that so far in 1999, our OPTI-FLEX(R) DYNAMIC FUNd is meeting its primary goal, which is "an above average total return." In year-to-date performance, as of yesterday's close, our Fund is ahead of over 59% of all 2,133 mutual funds and indices in the FastTrack database. Our Fund also has a larger year-to-date gain than 65% of all the Funds of Funds in the FastTrack database. MOST REWARDING IS THAT OUR FUND IS AHEAD OF OVER 85% OF ALL ASSET ALLOCATION FUNDS IN THE FASTTRACK DATABASE IN YEAR-TO-DATE PERFORMANCE, WHILE MAINTAINING A CONSERVATIVE RATING FROM THE FUNDS OF FUNDS ASSOCIATION.

It is interesting to note that the number one Asset Allocation fund in the FastTrack database is Montgomery Global Long-Short Fund (MNGLX), which is our largest holding at 60% of our investment portfolio. MNGLX is also in the top 5% of all funds and indices in the FastTrack database. We have been investing the maximum we could in MNGLX ever since we discovered it on February 6th of last year, when it was only five weeks old and had only $3 million of assets. It now has over $260 million of assets and closed to new investors on May 23rd of this year. We can continue to add to MNGLX for the benefit of new and old clients because our Fund is an existing shareholder.

Our second largest holding, the Caldwell & Orkin Market Opportunity Fund (COAGX), has been a disappointment to us since the bottom of the stock market in early October of last year. Despite the fact that COAGX has an excellent long-term track record of performance, approximately equal to the S&P 500, with an incredibly low Beta of only 11% of the S&P 500; the fund price is actually lower today than it was at the stock market bottom in early October of last year. Consequently, we have been reducing our position in COAGX from almost 75% of our investment portfolio last October, to only about 15% of our investment portfolio currently.

Most of the recent allocations for our Fund have been to a strategy that we have been working on developing over the past year within the Rydex mutual fund family. We decided to call it our OPTI-FLEX(R) SECTORS+ 4 X 4 TRADING STRATEGY. Since we actually began trading the strategy for our Fund on July 9th, this short-term trading strategy has outperformed COAGX and MNGLX, as well as over 90% of all mutual funds and indices in the FastTrack database. We have increased the percentage of our Fund invested in our OPTI-FLEX(R) SECTORS+ 4 X 4 TRADING STRATEgy from 10% of our investment portfolio on July 9th, to 20% on July 23rd and to 25% as of yesterday. It should not be assumed that recommendations made in the future will be profitable or will equal past performance.

Since I own almost 25% of our OPTI-FLEX(R) DYNAMIC FUND, I have a common interest with you in working toward our goal; which is seeking "to provide an above average total return over the long term consistent with exhibiting less investment risk than a portfolio consisting only of common stocks." We are looking forward to providing you with superior performance as well as service for many years. Thank you for your confidence in us.

Sincerely yours,

/s/ C. Martin Unterreiner

C. Martin Unterreiner
OPTI-FLEX(R) Money Manager

                          The OPTI-FLEX(R) DYNAMIC Fund
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1999
                                   (Unaudited)

                                                       SHARES          VALUE
                                                       ------          -----
MUTUAL FUNDS - 100.0%
       Montgomery Global Long Short Fund #             370,076     $  7,290,498
       Caldwell & Orkin Market Opportunity Fund        184,256        3,825,144
       Rydex Precious Metals Fund #                    219,314        1,028,581
       Prudent Bear Fund                               217,561          841,962
       Van Kampen American Value Fund #                     50            1,179
       Flex-funds Money Market Fund                    101,761          101,761
                                                                    -----------
TOTAL MUTUAL FUNDS
       (Cost $11,750,621)                                            13,089,125
                                                                    -----------

TOTAL INVESTMENTS - 100%
       (Cost $11,750,621)                                          $ 13,089,125
                                                                     ==========

#  Represents non-income producing security.

See accompanying notes to financial statements.

                          The OPTI-FLEX(R) DYNAMIC Fund
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999
                                   (Unaudited)

Assets:
    Investments, at market value (cost $11,750,621)         $      13,089,125
    Interest receivable                                                   110
    Receivable from adviser                                            17,325
    Unamortized organization costs                                     33,788
    Prepaid expense and other assets                                   21,676
                                                              ----------------
    Total Assets                                                   13,162,024
                                                              ----------------

Liabilities:
    Payable for capital stock redeemed                                 99,449
    Management fees payable                                            24,035
    12b-1 fees payable                                                 24,115
    Organizational costs due to advisor                                37,524
    Shareholder services fees payable                                   7,329
    Other accrued liabilities                                          18,783
                                                              ----------------
    Total Liabilities                                                 211,235
                                                              ----------------

Net Assets                                                  $      12,950,789
                                                              ================

Components of Net Assets:
    Capital                                                 $      11,732,790
    Accumulated net investment income (loss)                         (149,537)
    Accumulated undistributed net realized gains
        (losses) from investment transactions                          29,032
    Net unrealized appreciation (depreciation) of
        investments                                                 1,338,504
                                                              ----------------
    Total Net Assets                                        $      12,950,789
                                                              ================

Shares of Capital Stock Outstanding                                 1,154,537
                                                              ================

Net Asset Value -- Offering and Redemption Price Per Share  $         11.22
                                                              ================

See accompanying notes to financial statements.

                          The OPTI-FLEX(R) DYNAMIC Fund
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (Unaudited)


Investment Income:
     Dividends                                                   $     1,346
     Interest                                                            817
                                                                  -------------
     Total Investment Income                                           2,163
                                                                  -------------
Fund Expenses:
     Investment advisory fees                                         47,681
     Distribution expense                                             47,681
     Shareholder service fee                                          15,894
     Transfer agent and accounting fees                               16,486
     Administrative fees                                              14,578
     Registration and filing fees                                     14,105
     Trustee fees                                                      7,240
     Amortization of organization costs                                7,432
     Audit fees                                                        5,973
     Insurance expense                                                 5,175
     Custodian fees                                                    3,077
     Other expenses                                                    2,172
                                                                  -------------
     Total Expenses                                                  187,494
                                                                  -------------

      Expenses voluntarily reimbursed by advisor                     (34,685)
      12b-1 expenses reduced                                          (1,109)

                                                                  -------------
     Net Expenses                                                    151,700
                                                                  -------------

Net Investment Income (Loss)                                        (149,537)
                                                                  -------------

Realized and Unrealized Gains (Losses) from Investments:

     Net realized gains (losses) from investment transactions          6,932
     Net change in unrealized appreciation of investments          1,040,447
                                                                  -------------
     Net Realized and Unrealized Gains (Losses) from Investments   1,047,379
                                                                  -------------

Net Increase (Decrease) in Net Assets Resulting from Operations  $   897,842
                                                                  =============

See accompanying notes to financial statement.

                          The OPTI-FLEX(R) DYNAMIC Fund
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                      Six Months    Year Ended
                                                      Ended June     December
                                                       30, 1999      31, 1998
                                                     (Unaudited)

Increase (Decrease) In Net Assets:
   Operations:
      Net investment income (loss)                     $ (149,537)   $  (72,020)
      Net realized gains (losses) from
         investment transactions                            6,932       640,705
      Net change in unrealized appreciation
         of investments                                 1,040,447       365,142
                                                      ------------  ------------
      Net Increase in Net Assets Resulting
         from Operations                                  897,842       933,827
                                                      ------------  ------------

   Capital Transactions:
      Proceeds from shares subscribed                     559,337     1,949,493
      Cost of shares redeemed                          (1,297,872)   (3,621,361)
                                                      ------------  ------------
      Net Increase (Decrease) in Net Assets
         Resulting from Capital Transactions             (738,535)   (1,671,868)
                                                      ------------  ------------

   Total Increase (Decrease) In Net Assets                159,307      (738,041)
   Net Assets - Beginning of Period                    12,791,482    13,529,523
                                                      ============  ============
   Net Assets - End of Period                         $12,950,789   $12,791,482
                                                      ============  ============

   Share Transactions:

      Subscribed                                           52,348       194,882
      Redeemed                                           (120,798)     (359,249)
                                                      ============  ============
      Net Increase (Decrease) in Shares Outstanding       (68,450)     (164,367)
                                                      ============  ============


See accompanying notes to financial statements.

                          The OPTI-FLEX(R) DYNAMIC Fund
                              FINANCIAL HIGHLIGHTS

                                                   Six Months       Year Ended     Year Ended     10/1/96 (1)
                                                   Ended June        December       December        through
                                                      30, 1999       31, 1998       31, 1997       12/31/96
                                                   (Unaudited)

Net Asset Value, Beginning of Period             $     10.46    $      9.75    $     10.13     $     10.00

Investment Operations:
    Net investment income (loss)                       (0.13)         (0.06)          0.03            0.09
    Net gains (losses) from investments                 0.89           0.77           0.47            0.23
    (realized and unrealized)

    Total                                               0.76           0.71           0.50            0.32
                                                        =====          =====          =====           ====

Distributions:
    From net investment income                          0.00           0.00          (0.02)          (0.09)
    From net realized gains                             0.00           0.00          (0.38)          (0.10)
    In excess of net realized gains                     0.00           0.00          (0.48)           0.00
                                                        -----          -----         ------           ----
    Total                                               0.00           0.00          (0.88)          (0.19)
                                                        -----          -----         ------          ------

Net Asset Value, End of Period                   $     11.22    $     10.46    $      9.75     $     10.13
                                                       ======         ======          =====          =====

Total Return (excludes redemption charge):              7.27% (2)      7.28%          5.02%          3.22% (2)

Ratios/Supplemental Data:
    Net assets, end of period (000)              $     12,951   $     12,791   $     13,530    $     6,806
    Ratio of expenses to average net assets (5)         2.39% (3)      2.35%          2.35%          2.39% (3)
    Ratio of net investment income (loss)              -2.35% (3)     -0.56%          0.32%         17.25% (3)(4)
    to average net assets
    Ratio of expenses to average net assets,            2.95% (3)      2.99%          3.33%         14.61% (3)
    before voluntary fee reductions (5)
    Ratio of net investment income (loss) to           -2.91% (3)     -1.20%         -0.66%          5.03% (3)
    average net assets before voluntary fee
    reductions
    Portfolio turnover rate                           509.19% (2)   1574.17%       1237.35%         18.77% (2)

(1)  Date of commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) This ratio is higher than normal for a fund of this type because it is an annualized ratio based on the net investment income earned during the period which included annual dividends from its investment holdings.
(5) These ratios exclude the expenses of the mutual funds in which the Fund invests.


See accompanying notes to financial statements.

                          The OPTI-FLEX(R) DYNAMIC Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

The PROACTIVE Asset Allocation Funds Trust was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The OPTI-FLEX(R) Dynamic Fund (the "Fund"), a series of the PROACTIVE Asset Allocation Fund, commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock. The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements -- The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Security Transactions - The Fund records purchases and sales of investments on the trade date. The Fund calculates realized gains and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

Dividends and Distributions -- Dividends to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income annually. The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are

                          The OPTI-FLEX(R) DYNAMIC Fund


reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Organizational Costs -- Costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption by the stockholders of any of the initial 10,000 shares will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the initial shares redeemed to the aggregate amount of the initial shares then outstanding after taking into account any prior redemptions of any of the initial shares.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million.

During the six months ended June 30, 1999, PROACTIVE voluntarily reimbursed expenses totaling $34,685 so that total expenses of the Fund would not exceed 2.40% of average daily net assets. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee reimbursements. The investment advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor.

4. PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 1999, the cost of purchases and proceeds from sales, excluding short-term investments and U.S. Government and agency obligations were $64,483,023 and $65,369,740, respectively.

As of June 30, 1999, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                          Investments   Unrealized    Unrealized  Net Unrealized
                            at cost    Appreciation  Depreciation  Appreciation
                            -------    ------------  ------------  ------------
OPTI-FLEX(R)DYNAMIC Fund  $11,750,621  $1,503,428     ($164,924)   $1,338,504

5. FEDERAL TAX INFORMATION

At December 31, 1998, the Fund had unused capital loss carryforwards of $1,175,074 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.


August 20, 1999

                          The OPTI-FLEX(R) DYNAMIC Fund



                               INVESTMENT ADVISOR
                        PROACTIVE Money Management, Inc.

                                   DISTRIBUTOR
                       PROACTIVE Financial Services, Inc.

                     ADDRESS OF FUND, ADVISOR, & DISTRIBUTOR
                              21 Hawk Ridge Circle
                          Lake St. Louis, MO 63366-4240
                                  888-PROACTIVE
                                 (888-776-2284)
                                  636-561-0100
                         www.proactive-inc.com/optifund

                                    CUSTODIAN
                               Firstar Bank, N.A.
                               Firstar Bank Center
                                425 Walnut Street
                              Cincinnati, OH 45202

                            TRANSFER AGENT & DIVIDEND
                                DISBURSING AGENT
                          Mutual Funds Service Company
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  888-587-3539
                         614-798-3149 (in Central Ohio)

                                  LEGAL COUNSEL
                     Armstrong, Teasdale, Schlafly, & Davis
                             One Metropolitan Square
                            St. Louis, MO 63102-2740

                                    AUDITORS
                              KPMG Peat Marwick LLP
                              Two Nationwide Plaza
                               Columbus, OH 43215